EXHIBIT 4
                                                                       ---------

                             JOINT FILING AGREEMENT
                             ----------------------


           This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date with respect to the beneficial ownership of the undersigned of shares of common stock, par value $1.00 per share, of PXRE Group Ltd. is being filed on behalf of each of the undersigned. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  October 17, 2005

                   CAPITAL Z FINANCIAL SERVICES FUND II, L.P.
                   By: Capital Z Partners, Ltd., it ultimate general partner


                   By:   /s/ Craig Fisher
                        --------------------------------------------------------
                         Craig Fisher
                         General Counsel

                   CAPITAL Z FINANCIAL SERVICES PRIVATE FUND II, L.P.
                   By: Capital Z Partners, Ltd., it ultimate general partner


                   By:   /s/ Craig Fisher
                        --------------------------------------------------------
                         Craig Fisher
                         General Counsel

                   CAPITAL Z PARTNERS, L.P.
                   By: Capital Z Partners, Ltd., it ultimate general partner


                   By:   /s/ Craig Fisher
                        --------------------------------------------------------
                         Craig Fisher
                         General Counsel

                   CAPITAL Z PARTNERS, LTD.
                   By: Capital Z Partners, Ltd., it ultimate general partner


                   By:   /s/ Craig Fisher
                        --------------------------------------------------------
                         Craig Fisher
                         General Counsel

                   CAPITAL Z MANAGEMENT, LLC.


                   By:   /s/ Craig Fisher
                        --------------------------------------------------------
                         Craig Fisher
                         General Counsel

                   CAPZ PXRE HOLDINGS, LLC

                   By: CAPITAL Z FINANCIAL SERVICES FUND II, L.P.

                   By: Capital Z Partners, Ltd., it ultimate general partner

                   By:   /s/ Craig Fisher
                        --------------------------------------------------------
                         Craig Fisher
                         General Counsel

                   CAPZ PXRE HOLDINGS PRIVATE, LLC

                   By: CAPITAL Z FINANCIAL SERVICES PRIVATE FUND II, L.P.

                   By: Capital Z Partners, Ltd., it ultimate general partner

                   By:   /s/ Craig Fisher
                        --------------------------------------------------------
                         Craig Fisher
                         General Counsel

                                                                      SCHEDULE I

                     CONTROL PERSONS AND EXECUTIVE OFFICERS
                       OF THE CAPITAL Z REPORTING PERSONS


           The names, present principal occupations and business addresses of the control persons and executive officers of the Reporting Persons are set forth below. The control person's or executive officer's business address is that of the Reporting Person. Unless otherwise indicated, each occupation set forth opposite an individual's name refers to the Reporting Person. Each of the named individuals is a citizen of the United States of America except for Laurence Cheng who is a citizen of Canada. Capital Z Partners, Ltd. is the ultimate general partner and control person of Capital Z Financial Services Fund II, L.P. and Capital Z Financial Services Private Fund II, L.P.

Robert A. Spass
Chairman of the Board

Laurence W. Cheng
Chief Executive Officer and Director

Bradley E. Cooper
Senior Vice President and Director

Mark K. Gormley
Senior Vice President and Director

Craig Fisher
General Counsel

Roland V. Bernardon
Chief Financial Officer, Treasurer and Assistant Secretary